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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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                         AUTOBOND ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                 TEXAS                                  72-2487218
 (State of Incorporation or Organization)  (I.R.S. Employer Identification No.)

               301 CONGRESS AVENUE
                  AUSTIN, TEXAS                           78701
    (Address of Principal Executive Offices)            (Zip Code)

If this Form relates to the registration        If this Form relates to the
of a class of securities pursuant               registration of a class of
to Section 12(b) of the  Exchange Act           securities pursuant to Section
and is effective upon filing                    12(g) of the Exchange Act
pursuant to General Instruction A.(c)           and is effective pursuant to
check the following box. [X]                    General Instruction A.(d)
                                                check the following box.    [ ]


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

        Title of Each Class             Name of Each Exchange on Which
        to be so Registered             Each Class is to be Registered

     COMMON STOCK, NO PAR VALUE          AMERICAN STOCK EXCHANGE, INC.

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      NONE

                                (Title of class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The description of Registrant's securities to be registered hereunder is incorporated by reference to the information under the heading "Description of Capital Stock" contained in the Registrant's Registration Statement, as amended, on Form S-1 (Registration No. 333-05359) filed on June 6, 1997 with the Securities and Exchange Commission under the Securities Act of 1933, as amended. In addition, such description is contained under the same heading in the Registrant's prospectus relating to such Registration Statement, which is likewise deemed to be incorporated by reference herein.

ITEM 2.  EXHIBITS.

        All exhibits required by Item 2 will be filed with the American Stock Exchange, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  AUTOBOND ACCEPTANCE CORPORATION

                                  By: /S/    Adrian Katz
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                                     Adrian Katz
                                     Vice Chairman and Chief Operating Officer

Date:  February 23, 1998

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